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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               CLARUS CORPORATION
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              (Name of Registrant as Specified In Its Charter)


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Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                                EXPLANATORY NOTE

         Clarus Corporation, a Delaware corporation (the "Company"), is filing these materials with the Securities and Exchange Commission on May 6, 2002 in connection with the solicitation of proxies for electing the Company's Board of Directors at the 2002 annual meeting of the Company's stockholders.

         The Company used the following materials in an investor presentation on May 6, 2002.

                           FORWARD LOOKING STATEMENTS

         This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Information in this presentation includes the Company's beliefs, hopes, expectations, intentions and strategies regarding the Company, its future and its products and services. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risks including that the Company may not achieve the future financial results currently anticipated, that the Company's operational adjustments may not reduce the amount of cash that it uses, that the Company may not be cash flow breakeven in 2002, that the business climate may not improve for the Company's product and services, and that new product releases may not perform as expected. The Company cannot guarantee its future performance. There can be no assurances that any transaction will result from the Company's review of strategic alternatives. All forward-looking statements contained in this presentation are based on information available to the Company as of the date of this presentation and the Company assumes no obligation to update the forward-looking statements contained herein. The pro forma data provided herein is provided as an alternative for understanding the Company's operating results. These measurements are not in conformance with generally accepted accounting principles and may be different from pro forma measures used by other companies, including the Company's competitors.

        For further information regarding the risks and uncertainties associated with the Company's business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of the Company's filings with the Securities and Exchange Commission, including but not limited to, its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the SEC's web site at http://www.sec.gov or the Company's web site at http://www.claruscorp.com.


1

                                  PRESENTATION
                                   May 6, 2002

                                Clarus Management
                                -----------------
                         Steve Jeffery, Chairman and CEO

                                Jim McDevitt, CFO
                                Sean Feeney, COO

                                       --

                          Clarus Independent Directors
                          ----------------------------

                                    Don House
                              Todd Hewlin (Nominee)

                                                                [CLARUS LOGO]

2

Mission

Be the leading provider of Sourcing, Procurement, Settlement applications engineered and optimized for the Microsoft platform, based on a rapid deployment, low cost of ownership and fast return on investment.

                                                                [CLARUS LOGO]

3

Clarus Product Strategy

Sourcing
--------
  o  RFQ
  o  Analytics
  o  Bid/Quote
  o  Dynamic Pricing
  o  Auctions

Procurement
-----------
  o  Procurement
  o  Spend Analysis
  o  Online Marketplace
  o  Private Trading Exchange

Settlement
----------
  o  Invoicing
  o  Collaborative Dispute
  o  Payment
  o  Reconciliation

                                                                [CLARUS LOGO]

4

Who Are Our Customers

               [GRAPHIC APPEARS HERE DEPICTING CLARUS' CUSTOMERS]

                                                                [CLARUS LOGO]

5

Who Are Our Partners

                [GRAPHIC APPEARS HERE DEPICTING CLARUS' PARTNERS]

                                                                [CLARUS LOGO]


6

Strategic Sourcing

                 Software and services to negotiate optimal and
                       mutually beneficial agreements with
                                    suppliers



Results in:
Reduced Purchase Costs

Reduced Transactions Costs
Competitive Advantage
Lower Risk to the Supply
Improve Time to Market
Better Intelligence on Corporate Spend

                                                                [CLARUS LOGO]

7

Enterprise Procurement

                Automates the procurement of direct and indirect
                   goods and services across the enterprise--
                      including manual and automated demand

Results in:
Improved Contract Compliance
Spend Aggregation
Reduced Transaction Costs
Better Clarity and Intelligence on Spend
Improved Supplier Relationships
Increased Process Efficiencies
Redeployment of Staff

                                                                [CLARUS LOGO]

8

Private Trading Network

                      Many-to-many framework that automates
                       the entire procurement process and
                        extends it outside the enterprise
                      for use by customers, suppliers, and
                                    partners

Results in:
Increased Revenue
Builds Tighter Customer Relationships
Further Reduces Costs
Builds Win/Win Supplier Relationships
Promotes Brand Awareness

                                                                [CLARUS LOGO]

9

Invoicing and Payment

                Streamlines the process of invoice presentation,
                  invoice receipt and management, payment, and
                                 reconciliation



Results in:
Optimized Cash Management

Reduced Transaction Costs
Improved and More Profitable Trading Partner Relationships
Reduced Days Sales Outstanding

                                                                 [CLARUS LOGO]

10

Market Dynamics

         [GRAPHIC APPEARS HERE DEPICTING E-PROCUREMENT MARKET DYNAMICS]

                                                                 [CLARUS LOGO]

11

Geographic Presence

[Map of World]
  o  Americas
       o  80 employees
       o  80% revenue
  o  UK/Western Europe
       o  15 employees
       o  20% revenue
                                                                 [CLARUS LOGO]

12

What Is Our Track Record- Revenue

       [GRAPHIC APPEARS HERE DEPICTING REVENUE FROM 1998-2002 (ESTIMATED)]

                                                                 [CLARUS LOGO]

13

Revenue Comparison- Q1 01 vs. Q1 02

     [GRAPHIC APPEARS HERE ILLUSTRATING CLARUS' AND COMPETITORS' REVENUE IN
            THE FIRST QUARTER OF 2001 VS. THE FIRST QUARTER OF 2002]

                        Better performance year over year
                      15% revenue growth last two quarters

                                                                 [CLARUS LOGO]

14

What is Our Track Record- Stock Price

      [GRAPHIC APPEARS HERE DEPICTING HISTORICAL STOCK PRICES FROM MAY 1998
                             THROUGH JANUARY 2002]

                                                                 [CLARUS LOGO]

15

Competitive Stock Price Performance

       [GRAPHIC APPEARS HERE DEPICTING HISTORICAL STOCK PRICES OF CLARUS'
                COMPETITORS FROM MAY 1998 THROUGH FEBRUARY 2002]

                                                                 [CLARUS LOGO]

16

What is Track Record of Nasdaq

     [GRAPHIC APPEARS HERE DEPICTING HISTORICAL PERFORMANCE OF NASDAQ STOCK
                  MARKET FROM MAY 1998 THROUGH FEBRUARY 2002]

                                                                 [CLARUS LOGO]

17

Competitor Stock Price Performance Over Last Five Quarters

    [GRAPHIC APPEARS HERE DEPICTING COMPETITORS STOCK PRICE PERFORMANCE OVER
                               LAST FIVE QUARTERS]

                  Clarus stock has outperformed its competitors

                                                                 [CLARUS LOGO]

18

Proactive Process in Response to Market Conditions

  o  October 01 Strategic Review Initiated
  o  November Hired the Chasm Group (Todd Hewlin) to Lead
  o  January 02 Presented Strategic Direction to Board of Directors
  o  Feb/March 02 Tested Strategic Direction
  o  April 02 Recommendation of Plan to the Board of Directors
  o  April 02 Approval of Plan

                                                                 [CLARUS LOGO]

19

Strategic Direction Recommendation
Evolve to SRM

  o  SRM is the next emerging enterprise software category
  o  It will be a very large market
  o Clarus has a strong SRM foundation in its Sourcing to Settlement applications
  o  Unique in Microsoft platform and breadth of current products

                                                                 [CLARUS LOGO]

20

Why SRM

    [GRAPHIC APPEARS HERE DEPICTING CATEGORIES OF SOURCED GOODS/SERVICES AS A
                            PERCENTAGE OF REVENUES]

                                                                 [CLARUS LOGO]

21

Market Dynamics- SRM Catches Up

                 [GRAPHIC APPEARS HERE DEPICTING ENTERPRISE IT]

                                                                 [CLARUS LOGO]

22

Market Dynamics- SRM Catches Up

            [ADDITIONAL GRAPHIC APPEARS HERE DEPICTING ENTERPRISE IT]

                                                                 [CLARUS LOGO]

23

Clarus SRM Vision

              [GRAPHIC APPEARS HERE DEPICTING SUPPLIER RELATIONSHIP
                                MANAGEMENT MODEL]

                                                                 [CLARUS LOGO]

24

Strategic Direction Execution; Two Options

  o  Organically grow - Go it alone
       o  Scope of work
       o  Time
       o  Expertise
       o  Investment
       o  Market conditions

  o  Combine with a Strategic Partner
       o  Large customer base
       o  Direct Sourcing/Procurement expertise
       o  Growth and scale

                                                                 [CLARUS LOGO]

Board Recommendation

  o  Evaluate all strategic alternatives
  o  Retain an investment banker
  o  Reduce cash burn
  o  Protect immediate shareholder value
  o  Maximize long term value of Clarus

             By preserving cash Clarus has the flexibility to select
                        the right strategic alternative.

                                                                 [CLARUS LOGO]

26

What is our Proactive Plan

  o  Exploration of strategic alternatives
  o  Significant progress towards profitability
  o  Aggressive reduction of operating expenses
  o  Continued development of Sourcing to Settlement applications
  o  Management talent, independent highly qualified Directors

                                                                 [CLARUS LOGO]

27

Exploration of Strategic Alternatives

  o  Strategic value of the company:
        o  Customers/Products/Technology/People/CASH
  o  Strategic acquisition of Clarus by larger vendor
        o  Liquidity
  o  Non-Strategic acquisition of Clarus
        o  Liquidity
  o  Sell the Products/Technology -Return of capital to Shareholders
  o  Board is investigating ALL possibilities

                         Retaining an Investment Banker

                                                                [CLARUS LOGO]

28

Significant Progress Towards Profitability

    [GRAPHIC APPEARS HERE DEPICTING HISTORICAL EBTDA FROM FOURTH QUARTER 2000
                     THROUGH ESTIMATED FOURTH QUARTER 2002]

                            85% improvement of EBTDA

                                                                [CLARUS LOGO]

29

Aggressive Reduction of Operating Expenses

          [GRAPHIC APPEARS HERE DEPICTING HISTORICAL OPERATING EXPENSES FROM FOURTH QUARTER 2000 THROUGH ESTIMATED FOURTH QUARTER 2002]

                       63% reduction in Operating Expenses

                                                                   [CLARUS LOGO]

30

Reduction of Cash Burn

       [GRAPHIC APPEARS HERE DEPICTING HISTORICAL CASH USED IN OPERATIONS
        FROM FOURTH QUARTER 2000 THROUGH ESTIMATED FOURTH QUARTER 2002]

                           68% reduction in Cash Burn

                                                                   [CLARUS LOGO]

31

Headcount

            [GRAPHIC APPEARS HERE DEPICTING HISTORICAL HEADCOUNT FROM FOURTH QUARTER 2000 THROUGH ESTIMATED SECOND QUARTER 2002]

                           78% reduction in Headcount

                                                                   [CLARUS LOGO]

32

Continued Sourcing- Settlement investment

Major Releases on All Products in Q1 02

              Application           Current Release        Man-Months
              -----------           ---------------        ----------
Sourcing                                    4              >750
eProcurement                              6.5              >2,200
Private Trading Exchange                    3              >960
Settlement                                  4              >1,500
                                                           ------
                                                           >380 Man Years
                                                           >$45 million

                                                                   [CLARUS LOGO]
33

Clarus Management

  o  Steve Jeffery                      CEO
  o  Sean Feeney*                       COO

  o  Jim McDevitt                       CFO
  o  Craig Potts*                       VP Sales Americas
  o  Tom Underhill*                     VP Sales EMEA
  o  Suzanne Henderson                  VP Development
  o  Chuck Wilkinson*                   VP Services/Support

*New Executives in the last 18 months

                                                                   [CLARUS LOGO]

34

Board Summary

  o  Seven seats
  o  Six independents
  o  All well-qualified
  o  All public company experienced
  o  All M&A experienced
  o  Provide product, market, operational and strategic value to Clarus

                                                                   [CLARUS LOGO]

35

Board Nominees

  o  All technology veterans
  o All founded and/or held executive positions in public technology companies (CKFR, DI)
  o  Over 25 M&A technology transactions between them
  o  Provide vital market, strategy, product and operational skills
  o  Are independent

                                                                   [CLARUS LOGO]

36

Board Nominees

Todd Hewlin


  o  Independent Director since Jan 02
  o  Chasm Group Managing Director
  o  20 years in technology
  o  Significant M&A experience
  o  Led the Clarus strategic review
  o  Subsequently joined the Board in Jan 02
  o  Critical to strategic alternatives
  o  Public company experienced

                                                                   [CLARUS LOGO]

37

Board Nominees

Mark Johnson

  o  Independent Director since 98
  o  25 years in technology
  o  Significant M&A experience
  o  Co-founder of Checkfree Corp
  o  Settlement expertise
  o  Public company experienced

                                                                   [CLARUS LOGO]

38

Board Nominees

Tripp Rackley

  o  Independent Director since August 2000
  o  15 years in technology
  o  Significant M&A experience
  o  Founder of Nfront
  o  SE Entrepreneur of the year
  o  Settlement expertise
  o  Public company experienced

                                                                   [CLARUS LOGO]

39

Other Independent Directors
Said Mohammadioun

  o  Independent Director since 98
  o  30 years in technology
  o  Significant M&A experience
  o  Founder of Samna Corp & Synchrologic
  o  Public company experienced
Don House
  o  Independent Director since 92
  o  35 years in technology
  o  Significant M&A experience
  o  Public company experienced

                                                                   [CLARUS LOGO]

40

Other Independent Directors
Tench Coxe

  o  Independent Director since 93
  o  25 years experience in technology

  o  Venture capitalist
  o  Significant M&A experience
  o  Public company experienced

                                                                   [CLARUS LOGO]

41

Board Sub Committees
  o  Nominating Committee
  o  Compensation Committee
  o  Audit Committee
  o  Corporate Counsel

                            All Independent Directors

                                                                   [CLARUS LOGO]

42

The Dissident Nominees

  o  No experience in the technology industry
  o No understanding of the Clarus strategy, market, products, competitors or people.
  o  No public company experience in technology
  o  No M&A experience in technology
  o  Short-term investors (65 days ago)
  o  Invited to meet with Board and declined
  o  Personal motivation unknown

                                                                   [CLARUS LOGO]

43

The Dissidents Plan

  o  "Retain an Investment Banker"...In process
  o  "Pursue Strategic Alternatives"...In process
  o  "Sell Clarus Products and Technology"...How?
  o  "Reduce Clarus Burn Rate"...Done
  o  "Redeployment of Clarus Cash" Shareholder visibility?
  o  "Possible Acquisitions" Shareholder visibility?
  o Dissidents not Considering ALL Possibilities - Only those that Benefit Themselves
  o  Shareholder Concern

                        Who will benefit from this plan?
                      All stockholders or the Dissidents?

                                                                   [CLARUS LOGO]
44

Summary

  o  Unprecedented market conditions over last 18 months
  o  Committed, experienced Management Team
  o Proactively improved profitability, reduced operating expenses and preserved cash
  o  Six well-qualified Independent Directors
  o  Clear plan that is visible to all shareholders
  o The Dissidents are not well-qualified, their timing and their plan is clearly self-serving and not in the best interests of all shareholders
  o The Clarus independent nominees have the interests of ALL stockholders in mind

                                                                   [CLARUS LOGO]